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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                  ----------

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported):  November 2, 2000
                                                         ----------------


                                 GENUITY INC.
              --------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


     DELAWARE                         000-30837               74-2864824
     --------                         ---------               ----------
(State or Other Jurisdiction   (Commission File Number)    (I.R.S. Employer
     of Incorporation)                                    Identification No.)


3 Van de Graaff Drive, Burlington, MA                              01803
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(Address of Principal Executive Offices)                         (Zip Code)



      Registrant's Telephone Number, including Area Code:  (781) 262-4000
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                          This is Page 1 of 10 Pages.
                       Exhibit Index appears on Page 4.
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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits.
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          99.1  Press Release dated November 2, 2000 of Genuity Inc.

ITEM 9.   REGULATION FD DISCLOSURE

On November 2, 2000, Genuity Inc., a Delaware corporation ("Genuity"), issued a press release discussing the results of its third quarter. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.


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                                 SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       GENUITY INC.


                                       By: /s/ Daniel P. O'Brien
                                           -----------------------
                                       Name:  Daniel P. O'Brien
                                       Title: Executive Vice President and
                                              Chief Financial Officer


Date: November 2, 2000


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